Class A Shares (TIPRX), Class C Shares (TIPPX), Class I Shares (TIPWX) and Class L Shares (TIPLX)

Supplement dated June 29, 2018 to the Prospectuses for Class A, Class C, Class I and Class L shares dated January 31, 2018, supplemented June 4, 2018

All references to the Fund’s P.O. Box shall be as follows:

Total Income+ Real Estate Fund
c/o DST Systems, Inc.
P.O. Box 219445

Kansas City, MO 64121-9445

This Supplement, and the Prospectuses for Class A, Class C, Class I and Class L shares dated January 31, 2018, supplemented June 4, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling toll-free 1-844-819-8287, or by visiting the Fund’s website at http://www.bluerockfunds.com.